Exhibit 99.1 Form of Speedemissions, Inc. Restricted Stock Agreement

Speedemissions Inc.

Restricted Stock Agreement

THIS AGREEMENT is dated as of April     , 2011 between Speedemissions, Inc. (the “Company”) and                                          (“Purchaser”).

WHEREAS, the Purchaser is a valuable employee or director of the Company and the Company’s Board of Directors desires to provide an incentive to the Purchaser to continue the Purchaser’s association with the Company and to provide an incentive to the Purchaser to promote the long-term growth of the Company; and

WHEREAS, the Company has adopted equity incentive plans known as the i) Speedemissions, Inc. 2001 Stock Option Plan or ii) Speedemissions, Inc. Amended and Restated 2005 Omnibus Stock Grant and Option Plan or iii) Speedemissions, Inc. 2006 Stock Grant and Option Plan or iv) Speedemissions, Inc. 2008 Stock Grant and Option Plan (collectively known as the “Plans”), as amended from time to time (the “Plans”); and

WHEREAS, the Company and the Purchaser are parties to that certain Incentive Stock Option Agreements, (as listed in exhibit A), issued under the Plans, pursuant to which the Purchaser has the right to purchase up to              shares of the Company’s common stock (the “Option”); and

WHEREAS, the Company’s Board of Directors has determined that it is in the best interests of the Company to allow, under the Plans, the Purchaser to relinquish his or her Option to the Company in exchange for restricted shares of Company’s common stock under the Plans (the “Restricted Shares”); and

WHEREAS, pursuant to the terms of this Agreement, the Purchaser desires to relinquish all of his or her Option in exchange for an equal number of Restricted Shares.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1. GRANT OF RESTRICTED SHARES

Purchaser hereby voluntarily tenders his or her Option, pursuant to which the Purchaser has the right to purchase up to              shares of the Company’s common stock, to the Company and, in exchange, the Company will issue              Restricted Shares to the Purchaser.

SECTION 2. LEGENDS ON SHARES.

All certificates representing the Restricted Shares issued under this Agreement shall, where applicable, have endorsed on them any legend required by applicable securities laws, plus the following legend:

Pursuant to a Restricted Stock Agreement between the Company and the holder of this certificate, dated as of April     , 2011, the shares represented by this certificate may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the restrictions contained in such Restricted Stock Agreement.

SECTION 3. PURCHASER’S REPRESENTATIONS.

(a) The Purchaser hereby represents and warrants that the Purchaser is the registered owner of the Option and has full power and authority to tender, assign or transfer such Option. The Purchaser will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Option tendered hereby.

(b) This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s acceptance hereof the Purchaser confirms, that the Restricted Shares that the Purchaser will receive will be acquired with the Purchaser’s own funds for investment for an indefinite period for the Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that the Purchaser has no present intention of selling or otherwise distributing the same. By executing this Agreement the Purchaser further represents that the Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Restricted Shares.

(c) By executing this Agreement, the Purchaser represents that he or she has been informed by the Company that the transactions contemplated by this Agreement may have adverse tax consequences for the Purchaser. Furthermore, the Purchaser represents that the Company has recommended that the Purchaser obtain professional tax advice and that the Purchaser has had the opportunity to obtain such tax advice.

SECTION 4. RESTRICTIONS.

The “Restricted Period” shall commence on the date of this Agreement and shall terminate on the date six (6) months from the date of this Agreement, provided that there are no other restrictions on transfer under applicable securities laws. During the Restricted Period and without the prior written consent of the Company’s Board of Directors, the Purchaser may not sell, exchange, transfer, pledge, hypothecate or otherwise dispose of the Restricted Shares and any attempt to do so will be null and void and without effect.

SECTION 5. NO DUTY TO TRANSFER IN VIOLATION HEREUNDER.

The Company shall not be required (a) to transfer on its books any Restricted Shares which have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Restricted Shares shall have been so transferred.

SECTION 6. REMOVAL OF RESTRICTIONS.

Upon the satisfaction of the restrictions, terms and conditions set forth in this Agreement as to any Restricted Shares, new certificates, without the legend restricting the transfer of these Restricted Shares under Section 4 of this Agreement, for the number of Restricted Shares which are no longer subject to such restrictions, terms and conditions, shall be delivered to the Purchaser. Any remaining Restricted Shares shall continue to be subject to the restrictions, terms and conditions set forth in this Agreement.

SECTION 7. NO RIGHT TO EMPLOYMENT.

Neither this Agreement nor any action taken hereunder shall be construed as granting to the Purchaser any right with respect to employment with or service to the Company. Except as may otherwise be limited by a written agreement between the Company and the Purchaser, the right of the Company to terminate at will the Purchaser’s employment or service with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company, as the employer or on behalf of the Purchaser’s employer (whichever the case may be), and acknowledged by the Purchaser.

SECTION 8. OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the intent of this Agreement.

SECTION 9. SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. No waiver of any breach or condition of this Agreement shall be deemed a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 10. APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, as such laws are applied to contracts entered into and performed in such state.

SECTION 11. NO STATE QUALIFICATIONS.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE SECURITIES REGULATORS OF THE STATE OF FLORIDA OR GEORGIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 12. NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 13. ENTIRE AGREEMENT.

This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter hereof.

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IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

SPEEDEMISSIONS, INC.	PURCHASER

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